UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2006

KANBAY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50849 (Commission File Number)	36-4387594 (I.R.S. Employer Identification No.)

6400 Shafer Court, Suite 100
Rosemont, Illinois	60018
(Address of principal executive offices)	(Zip Code)

(847) 384-6100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (“Amendment No. 1”) amends and restates Item 9.01 of the Current Report on Form 8-K previously filed by Kanbay International, Inc. (the “Company”) with the Securities and Exchange Commission on March 15, 2006 to include historical financial statements of Adjoined Consulting, Inc. (“Adjoined”) and certain pro forma financial information required by Item 9.01 of Form 8-K with respect to the Company’s acquisition of Adjoined.

Item 9.01.		Financial Statements and Exhibits.

	(a)	Financial Statements of Business Acquired.

The audited consolidated balance sheets of Adjoined as of December 31, 2004 and 2005 and the related audited consolidated statements of operations, retained earnings and cash flows of Adjoined for the years ended December 31, 2003, 2004 and 2005, and the notes related thereto, are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated by reference herein.

	(b)	Pro Forma Financial Information.

The unaudited pro forma combined statement of income of Kanbay International, Inc. for the year ended December 31, 2005 is filed as Exhibit 99.3 to this Amendment No. 1 and incorporated by reference herein.

	(d)	Exhibits:

		Exhibit No.	Description
2.1*

First Amendment to Merger Agreement dated as of March 9, 2006 among Kanbay International, Inc., Kanbay Consulting, LLC, Adjoined Consulting, Inc. and Matthew Newton, in his capacity as the Adjoined Signing Parties’ representative.

10.1*

Credit Agreement dated as of March 9, 2006 among Kanbay International, Inc., certain financial institutions that are or may from time to time become parties thereto and LaSalle Bank National Association, as administrative agent.

		10.2*	Guaranty and Collateral Agreement dated as of March 9, 2006 among Kanbay International, Inc., certain of its subsidiaries and LaSalle Bank National Association, as administrative agent.

		10.3*	Registration Rights Agreement dated as of March 9, 2006 between Kanbay International, Inc. and the former Adjoined stockholders signatories thereto.

10.4*

Escrow Agreement dated as of March 9, 2006 among Kanbay International, Inc., American Stock Transfer & Trust Company and Matthew Newton, in his capacity as the Adjoined Signing Parties’ representative.

		23.1	Consent of PricewaterhouseCoopers, LLP.

		99.1*	Press Release dated March 10, 2006.

99.2

Audited consolidated balance sheets of Adjoined as of December 31, 2004 and 2005 and the related audited consolidated statements of operations, retained earnings and cash flows of Adjoined for the years ended December 31, 2003, 2004 and 2005.

		99.3	Unaudited pro forma combined statement of income of Kanbay International, Inc. for the year ended December 31, 2005.

* Previously filed with the Current Report on Form 8-K filed by the Company on March 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANBAY INTERNATIONAL, INC.

Dated: May 25, 2006	By:	/s/ William F. Weissman
	Name:	William F. Weissman
	Title:	Executive Vice President, Chief Financial
Officer and Secretary

Exhibit Index

Exhibit No.	Description

2.1*

First Amendment to Merger Agreement dated as of March 9, 2006 among Kanbay International, Inc., Kanbay Consulting, LLC, Adjoined Consulting, Inc. and Matthew Newton, in his capacity as the Adjoined Signing Parties’ representative.

10.1*

Credit Agreement dated as of March 9, 2006 among Kanbay International, Inc., certain financial institutions that are or may from time to time become parties thereto and LaSalle Bank National Association, as administrative agent.

10.2*	Guaranty and Collateral Agreement dated as of March 9, 2006 among Kanbay International, Inc., certain of its subsidiaries and LaSalle Bank National Association, as administrative agent.

10.3*	Registration Rights Agreement dated as of March 9, 2006 between Kanbay International, Inc. and the former Adjoined stockholders signatories thereto.

10.4*

Escrow Agreement dated as of March 9, 2006 among Kanbay International, Inc., American Stock Transfer & Trust Company and Matthew Newton, in his capacity as the Adjoined Signing Parties’ representative.

23.1	Consent of PricewaterhouseCoopers, LLP.

99.1*	Press Release dated March 10, 2006.

99.2

Audited consolidated balance sheets of Adjoined as of December 31, 2004 and 2005 and the related audited consolidated statements of operations, retained earnings and cash flows of Adjoined for the years ended December 31, 2003, 2004 and 2005.

99.3	Unaudited pro forma combined statement of income of Kanbay International, Inc. for the year ended December 31, 2005.

* Previously filed with the Current Report on Form 8-K filed by the Company on March 15, 2006.